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                                                                    EXHIBIT 99.4

                                     FORM OF
                           CHANGE OF CONTROL AGREEMENT

     AGREEMENT by and between Regions Financial Corporation, a Delaware corporation (the "Company"), and __________________ (the "Employee"), SSN ____________, dated as of the ____ day of __________, 20___.

     WHEREAS, The Board of Directors of the Company (the "Board") recognizes the possibility of the sale of the Company or that a Change of Control (as hereinafter defined) could occur, which could result in significant distraction of the Company's key personnel because of the uncertainties inherent in such a situation; and

     WHEREAS, the Board has determined that it is essential and in the best interest of the Company and its stockholders to be able to retain the services of the Employee notwithstanding the possibility of a sale or other Change of Control and to ensure the Employee's continued dedication and efforts in such an event without undue concern for the Employee's personal financial and employment security;

     NOW, THEREFORE, in consideration of the respective agreements of the parties set forth herein, it is hereby agreed as follows:

     1. Certain Definitions.

          (a) "Accrued Compensation" shall mean all amounts of compensation for services rendered to the Company or any other Affiliate that have been earned or accrued through the Termination Date but that have not been paid as of the Termination Date, including (i) base salary, (ii) reimbursement (in accordance with the Company's expense reimbursement policy) for reasonable and necessary business expenses incurred by the Employee on behalf of the Company during the period ending on the Termination Date,
     (iii) vacation pay and (iv) bonuses and incentive compensation: provided, however, that Accrued Compensation shall not include any amounts described in clause (i) or clause (iv) that have been deferred pursuant any salary reduction or deferred compensation elections made by the Employee.

          (b) "Affiliate" shall mean any entity directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

          (c) "Base Amount" shall mean the Employee's annual base salary at the rate in effect at the date hereof or, if greater, at any time thereafter, determined without regard to any salary reduction or deferred compensation elections made by the Employee.


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          (d) "Bonus Amount" shall mean the highest bonus or bonuses paid or payable under the Company's Management Incentive Bonus Plan in respect of any of the three (3) full fiscal years ended prior to the Termination Date or, if greater, the three (3) full fiscal years ended prior to the Change of Control.

          (e) "Cause" shall mean:

               (i) the willful and continued failure of the Employee to perform substantially the Employee's reasonably assigned duties with the Company or one of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness or from the assignment to the Employee of duties with the Company or one of its Affiliates that would constitute Good Reason), which failure continued for a period of at least thirty (30) days after a written demand for substantial performance, signed by a duly authorized officer of the Company, has been delivered to the Employee specifying the manner in which the Employee has failed substantially to perform, or

               (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; provided, however, that no termination of the Employees employment shall be for Cause as set forth in this Section 1(e)(ii) until (A) there shall have been delivered to the Employee a copy of a written notice, signed by a duly authorized officer of the Company, setting forth that the Employee was guilty of the conduct described in this Section 1(e)(ii) and specifying the particulars thereof in detail, and (B) the Employee shall have been provided an opportunity to be heard in person by the Board.

          For purposes of this provision, no act or failure to act, on the part of the Employee, shall be considered "willful" unless it is done, or omitted to be done, by the Employee in bad faith or without reasonable belief that the Employee's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Employee in good faith and in the best interests of the Company. Notwithstanding anything set forth in this Agreement to the contrary, no failure to perform by the Employee after a Notice of Termination is given to the Company by the Employee shall constitute Cause for the purposes of this Agreement.

          (f) "Change of Control" shall mean:

               (i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term


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          person is used for the purposes of Section 13(d) or 14(d) of the
          Securities Exchange Act of 1934, as amended (the "Exchange Act") immediately after which such Person has beneficial ownership (within the meaning of Rule l3d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the Company's then-outstanding Voting Securities; provided, however, in determining whether or not a Change of Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would constitute a Change of Control. A "Non-Control Acquisition" shall mean (A) an acquisition by (A) any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate of the Company, (B) by the Company or (C) any Person in connection with a Non-Control Transaction (as heriafter defined).

               (ii) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

               (iii) The consummation of:

               (A) A merger, consolidation or reorganization with or into the Company in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction". A "Non-Control Transaction" is a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                    (I) the stockholders of the Company immediately before such merger, consolidation, or reorganization, own, directly or indirectly, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,


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                    (II) the individuals who were members of the Board
               immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation or a corporation owning directly or indirectly fifty-one percent (51%) or more of the Voting Securities of the Surviving Corporation, and

                    (III) no person other than (i) the Company, (ii) any
               subsidiary, (iii) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation, or reorganization by the Company owns fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then-outstanding voting securities;

               (B) A complete liquidation or dissolution of the Company; or

               (C) The sale or other disposition of all or substantially all of the assets of the Company to any Person.

          Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person, provided that if a Change of Control would occur (but for the operation of this sentence) and after such acquisition of Voting Securities by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities, then a Change of Control shall occur.

          (g) "Company" shall mean Regions Financial Corporation, its successors and assigns.

          (h) "Disability" shall mean that the Employee has become eligible to participate in the Company's long-term disability plan.

          (i) "Effective Date shall mean the first date on which a Change of Control occurs.

          (j) "Good Reason" shall mean:

               (i) the occurrence, after a Change of Control of any of the following events or conditions:


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                    (A) a change in the Employee's status, title, position or
               responsibilities (including reporting responsibilities) which, in the Employee's reasonable judgement, represents a materially adverse change from his status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Employee of any duties or responsibilities which, in the Employee's reasonable judgement, are materially inconsistent with his status, title, position, responsibilities; or any removal of the Employee from or failure to reappoint or reelect him to any such offices or positions, except in connection with the termination of employment of the Employee for Disability, Cause, as a result of the Employee's death or by the Employee other than for Good Reason;

                    (B) a reduction in aggregate of the Employee's annual base salary and bonus below the aggregate of the Base Amount and the Bonus Amount;

                    (C) the required relocation of the Employee's principal
               employment location to a location more than thirty-five (35) miles from the Employee's principal employment location immediately prior to the Change of Control;

                    (D) the failure by the Company to pay to the Employee any
               portion of the Employee's current compensation or to pay to the Employee any portion of an installment of deferred compensation under any deferred compensation program of the Company in which the Employee participated, within seven (7) days of the date such compensation is due;

                    (E) the failure by the Company to (I) continue in effect
               (without reduction in benefit level, and/or award opportunities) any material compensation or employee benefit plan in which the Employee was participating prior to the Change of Control, unless a substitute or replacement plan has been implemented which provides substantially the same compensation or benefits to the Employee or (II) provide the Employee with compensation and benefits, in the aggregate, at least equal (in terms of benefit levels and/or award opportunities) to those provided for under each compensation or other employee benefit plan, program and practice in which the Employee was participating immediately prior to the Change of Control;

                    (F) any purported termination of the Employee's employment by the Company which is not effected pursuant to a Notice of


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               Termination satisfying the terms set forth in the definition of
               Notice of Termination (and, if applicable, the terms set forth in the definition of Cause); or

                    (G) a termination of employment by the Employee for any
               reason during the 30-day period immediately following the first anniversary of the Change of Control.

               (ii) Any event described in subsection (j)(A) through (F) above which occurs within six months prior to a Change of Control and which the Employee reasonably demonstrates was at the request of a third party or otherwise arose in connection with or in anticipation of a Change of Control which has been threatened or proposed and which actually occurs, shall constitute Good Reason for the purposes of this Agreement notwithstanding that it occurred prior to a Change of Control

          (k) "Notice of Termination" shall mean written notice, following a Change of Control, of termination of the Employee's employment signed by the Employee if to the Company or by a duly authorized officer of the Company if to the Employee, which indicates the specific termination provision in this Agreement, if any, relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide the basis for termination of the Employee's employment under the provision so indicated.

          (l) "Termination Date" shall mean (i) in the case of the Employee's death, the date of the Employee's death, (ii) if the Employee's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Employee shall not have returned to the performance of the Employee's duties on a full-time basis during such thirty (30) day period and (iii) if the Employee's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination for Cause shall not be less than thirty (30) days, and in the case of a termination for Good Reason shall not be more than sixty (60) days, from the date such Notice of Termination is given); provided however, that if within thirty (30) days after any Notice of Termination is given the party receiving such Notice of Termination in good faith notifies the other party that a dispute exists concerning the basis for the termination, the Termination Date shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, or by the final judgement, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been taken). Notwithstanding the pendency of any such dispute, the Company shall continue to pay the Employee the Base Amount and continue the Employee as a participant in all compensation, incentive, bonus, pension, profit sharing, medical, hospitalization, dental, life insurance and disability benefit plans in which the Employee was participating when the Notice of Termination was given, until the dispute is finally resolved in accordance with this


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     Section whether or not the dispute is resolved in the favor of the Company, and the Employee shall not be obligated to repay to the Company any amounts paid or benefits provided pursuant to this sentence.

     2. Term of Agreement. This Agreement shall commence as of the date hereof, and shall continue in effect for a two (2) year term unless extended as hereinafter provided. On each monthly anniversary date of this Agreement, the term of this Agreement shall automatically be extended for one additional month unless prior to any such monthly anniversary date, the Company shall give written notice to the Employee to fix the term of this Agreement to a definite two (2) year term from the date of such notice. Upon receipt of such notice by the Employee, no further automatic extensions shall occur. Notwithstanding the foregoing, the term of this Agreement shall not be extended beyond the first month during which the Employee attains age sixty-five (65). If the Employee voluntarily terminates the Employee's employment with the Company and with its Affiliates prior to a Change of Control, then this Agreement shall automatically terminate.

     3. Termination of Employment. If the Employee's employment with the Company and with its Affiliates shall be terminated within twenty-four (24) months following a Change of Control, the Employee shall be entitled to the following compensation and benefits:

          (a) If the Employee's employment with the Company and with its Affiliates shall be terminated (i) by the Company for Cause or Disability,
     (ii) by reason of the Employee's death, or (iii) by the Employee other than for Good Reason, the Company shall pay to the Employee the Employee's Accrued Compensation. The Employee's entitlement to any other compensation or benefits shall be determined in accordance with the Company's employee benefit plans and other applicable programs and practices then in effect.

          (b) If the Employee's employment with the Company and with its Affiliates shall be terminated for any reason other than as specified in
     Section 3(a) above, the Company shall pay to the Employee the aggregate of the Employee's Accrued Compensation plus an amount equal to two times the sum of the Employee's Base Amount and Bonus Amount as severance pay and in lieu of any further compensation for periods subsequent to the Termination Date.

          (c) The amounts provided for in Sections 3(a) and 3(b) shall be paid in a single lump sum cash payment within thirty (30) days after the Employee's Termination Date.

          (d) The severance pay and benefits provided for in this Section 3 shall be in lieu of any other severance pay to which the Employee shall be entitled under the Company's Severance Pay Plan or any other plan, agreement, or arrangement of the Company or any Affiliate.


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     4. Excise Tax Limitation.

          (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any benefit, payment or distribution by the Company to or for the benefit of the Employee (whether payable or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would, if paid, be subject to the excise tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code of 1986 (the "Code"), then the Payment shall be reduced to the extent necessary of avoid the imposition of the Excise Tax. The Employee may select the Payments to be limited or reduced.

          (b) All determinations required to be made under this Section 4, including whether an Excise Tax would otherwise be imposed and the assumptions to be utilized in arriving at such determination, shall be made by Ernst & Young LLP or such other certified public accounting firm as may be designated by the Employee (the "Accounting Firm") which shall provide detailed supporting calculations both to the Company and the Employee within 15 business days of the receipt of Notice of Termination from the Employee, or such earlier time as is requested by the Company. In the event that the Accounting Firm is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Employee may appoint another nationally recognized accounting firm to make the determinations required hereunder (which accounting firm shall then be referred to as the Accounting Firm hereunder). All fees and expenses of the Accounting Firm shall be borne solely by the Company. Any determination by the Accounting Firm shall be binding upon the Company and the Employee. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Payments hereunder will have been unnecessarily limited by this Section 4 ("Underpayment"), consistent with the calculations required to be made hereunder. The Accounting Firm shall determine the amount of the Underpayment that has occurred and any such Underpayment shall be promptly paid by the Company to or for the benefit of the Employee.

     5. Nonexclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its Affiliates and for which the Employee may qualify, nor, subject to Section 3(d), shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company or any of its Affiliates companies. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its Affiliates at or subsequent to the Termination Date shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.


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     6. Full Settlement. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any setoff, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment.

     7. Fees and Expenses. The Company agrees to pay as incurred, to the full extent permitted by law, all legal fees and expenses which the Employee may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Company, the Employee or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee thereof (including as a result of any contest by the Employee about the amount of any payment pursuant to this Agreement).

     8. Successors.

          (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

          (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

          (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

     11. Miscellaneous.

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Alabama, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.


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          (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     If to the Employee:   ___________________________

                           ___________________________

                           ___________________________

     If to the Company:    Regions Financial Corporation
                           P. O. Box 10247
                           Birmingham, Alabama 35202
                           Attention: General Counsel

     or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

          (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

          (d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

          (e) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, including, without limitation, the right of the Employee to terminate employment for Good Reason, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

          (f) The Employee and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Employee and the Company, the employment of the Employee by the Company is "at will" and, subject to Section 1(j)(ii) hereof, prior the Effective Date, the Employee's employment may be terminated by either the Employee or the Company at any time, in which case the Employee shall have no further rights under this Agreement.

          (g) This agreement sets forth the entire agreement of the parties hereto and supersedes all prior agreements, understandings and covenants (except as otherwise provided herein) with respect to the subject matter hereof. This agreement may be amended or canceled only by mutual agreement of the parties and only in writing.


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     IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                                   Employee

                                                   REGIONS FINANCIAL CORPORATION


                                                   By:
                                                       -------------------------
                                                   Its: Authorized Officer


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